SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 29, 2008

ARROW ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

NEW YORK	1-4482	11-1806155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
50 MARCUS DRIVE, MELVILLE, NEW YORK	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 847-2000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On February 29, 2008, the Board of Directors (the "Board") of Arrow Electronics, Inc. (the "Company") named Michael J. Long president and chief operating officer of the Company. In addition, the Company announced that Mr. Long has been elected to the Arrow Electronics, Inc. Board of Directors and nominated for re-election at the Annual Meeting of Shareholders in May 2008. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.	DESCRIPTION
99.1	Press release issued by Arrow Electronics, Inc. dated March 3, 2008 regarding the election of Mr. Long to the Company’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW ELECTRONICS, INC.
(Registrant)

Date:	March 4, 2008	By:	/s/ Peter S. Brown
			Name:	Peter S. Brown
			Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press release issued by Arrow Electronics, Inc. dated March 3, 2008 regarding the election of Mr. Long to the Company’s Board of Directors.

2